Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Aurora Horizons Fund
A series of Trust for Professional Managers (the “Trust”)

Supplement dated March 24, 2014 to the
Prospectus and Statement of Additional Information
dated March 27, 2013

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of the Aurora Horizons Fund (the “Fund”) dated March 27, 2013, as previously supplemented.

This supplement makes the following amendments to disclosures in the Prospectus and SAI dated March 27, 2013.  Effective April 1, 2014, Mr. Gregory D. Schneiderman and Mr. Patrick C. Sheedy, each a Portfolio Manager for the Fund’s investment adviser, Aurora Investment Management L.L.C., will be added as portfolio managers for the Fund.

The following disclsoures in the Prospectus and SAI are hereby revised to read as follows:

Summary Prospectus

The disclosure under the Summary Section entitled “Management” on page 7 is amended as follows:

Investment Adviser	Portfolio Managers	Managed the Fund Since:
Aurora Investment Management L.L.C.	Roxanne M. Martino	2013
	Scott C. Schweighauser	2013
	Justin D. Sheperd	2013
	Gregory D. Schneiderman	2014
	Patrick C. Sheedy	2014
	Anne Marie Morley	2013

Prospectus

The disclosure under the section entitled “Management of the Fund – The Adviser’s Portfolio Managers” beginning on page 23 is amended to read as follows:

Roxanne M. Martino.  Roxanne M. Martino is a Partner, Chief Executive Officer and Chair of the Investment Committee for the Adviser.  Ms. Martino has been affiliated with the Adviser or its affiliates since 1990.  Ms. Martino oversees all investment and non-investment operations of the Adviser.  Her background includes over six years with Grosvenor Capital Management, Inc., a firm specializing in the multi-manager, multi-strategy investment approach, where she was a Vice President, and seven years as a Certified Public Accountant with Coopers & Lybrand.  She received her B.B.A. from the University of Notre Dame and her M.B.A. from the University of Chicago.  As Chair of Aurora’s Investment Committee, Ms. Martino is responsible for the oversight of the Adviser’s investment management of multi-manager portfolios that are offered privately and publicly, domestically and offshore, and she has a veto right over the Adviser’s portfolio manager investment decisions.

Scott C. Schweighauser. Scott C. Schweighauser is a Partner, President and Portfolio Manager for the Adviser.  Mr. Schweighauser has been affiliated with the Adviser or its affiliates since 1994.  Mr. Schweighauser’s duties on behalf of the Adviser include evaluating and analyzing both existing and prospective Sub-Advisers, their investment strategies and their risk controls.  Mr. Schweighauser also is responsible, along with Mr. Sheperd, Mr. Schneiderman and Mr. Sheedy, for the investment management of all multi-manager portfolios that are offered privately and publicly, domestically and offshore.  Mr. Schweighauser was formerly a Vice President for interest rate derivatives trading with ABN AMRO Bank and was Vice President and Managing Director with Continental Bank’s Risk Management Trading Group prior to his affiliation with ABN AMRO Bank.  Mr. Schweighauser was responsible for trading interest rate derivatives, commodity derivatives and was responsible for the development of trading systems and theoretical pricing models during his seven years with Continental Bank.  Prior to this, he was an associate in Corporate Finance at Bankers Trust Co.  He received his B.A. in Mathematics from Williams College and an M.B.A. in Finance from the University of Chicago.

Justin D. Sheperd. Justin D. Sheperd is a Partner, Chief Investment Officer and Portfolio Manager for the Adviser.  Mr. Sheperd has been affiliated with the Adviser or its affiliates since 1996.  Mr. Sheperd’s duties on behalf of the Adviser include evaluating and analyzing both existing and prospective Sub-Advisers, their investment strategies and their risk controls.  Mr. Sheperd also is responsible, along with Mr. Schweighauser, Mr. Schneiderman and Mr. Sheedy, for the investment management of all multi-manager portfolios that are offered privately and publicly, domestically and offshore.  Mr. Sheperd was formerly with Information Resources, Inc.  He received his B.S. in Business Administration, Finance and Accounting from Miami University of Ohio and an M.B.A. in Finance from the University of Chicago.  Mr. Sheperd also is a Chartered Financial Analyst.

Gregory D. Schneiderman. Gregory D. Schneiderman is a Portfolio Manager and Co-Head of Research for the Adviser.  Mr. Schneiderman has been affiliated with the Adviser since 2008.  Mr. Schneiderman’s duties on behalf of the Adviser include evaluating and analyzing both existing and prospective Sub-Advisers, their investment strategies and their risk controls.  Mr. Schneiderman is also responsible, along with Mr. Schweighauser, Mr. Sheperd and Mr. Sheedy for the investment management of all multi-manager portfolios that are offered privately and publicly, domestically and offshore.  Mr. Schneiderman previously worked at Guggenheim Partners and Morgan Stanley Alternative Investment Partners, where he performed investment research including hedge fund research, and at A.G. Edwards.  He received his B.S. in Finance and Accounting from Washington University in St. Louis.  Mr. Schneiderman is a Chartered Financial Analyst.

Patrick C. Sheedy.  Patrick C. Sheedy is a Portfolio Manager and Co-Head of Research for the Adviser.  Mr. Sheedy has been affiliated with the Adviser since 2005.  Mr. Sheedy’s duties on behalf of the Adviser include evaluating and analyzing both existing and prospective Sub-Advisers, their investment strategies and their risk controls.  Mr. Sheedy is also responsible, along with Mr. Schweighauser, Mr. Sheperd and Mr. Schneiderman for the investment management of all multi-manager portfolios that are offered privately and publicly, domestically and offshore.  Mr. Sheedy previously worked at Stratford Advisory Group as a consultant, serving as head of hedge fund research.  He received his B.A. in Government and International Relations from the University of Notre Dame in 2001.

Anne Marie Morley. Anne Marie Morley, Partner and Managing Director of Operational Due Diligence.  Ms. Morley has been affiliated with the Adviser or its affiliates since 1996.  From 1996 through August 2006, Ms. Morley was the Controller of the Adviser or an affiliate.  She was the Treasurer from July 2002 through August 2010 and the Chief Financial Officer from June 2005 through August 2010. Effective August 2010, she became the Managing Director of Operational Due Diligence.  Her duties on behalf of the Adviser include evaluating and analyzing the operations and controls of both existing and prospective investment funds.  Ms. Morley possesses a veto right over the Adviser’s portfolio manager investment decisions.  Ms. Morley previously was the assistant controller for Edelman Public Relations, Chief Financial Officer for LaSalle Portfolio Management and a senior accountant for Grosvenor Capital Management, Inc.  She received her B.S. in Accountancy and M.S. in Taxation from DePaul University.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed, and ownership of Fund securities.

SAI

The section entitled “Management of the Fund – Portfolio Managers” beginning on page 39 is amended as follows:

Other Accounts Managed by the Portfolio Managers
The table below identifies each Portfolio Manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  To the extent that any of these accounts are subject to a compensation arrangement which is based on account performance (rather than a fixed or asset-based fee), this information is reflected in a separate table below.  Asset amounts have been rounded and are approximate as of February 28, 2014.

Fund and Portfolio Manager (Firm)	Registered Investment Companies (excluding the Fund)	Other Pooled Investment Vehicles			Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts*	Number of Accounts	Total Assets in the Accounts

Roxanne M. Martino (Aurora)	1	$84 million	11	$8,718 million	4	$826 million
Scott C. Schweighauser (Aurora)	1	$84 million	11	$8,718 million	4	$826 million
Justin D. Sheperd (Aurora)	1	$84 million	11	$8,718 million	4	$826 million
Gregory D. Schneiderman (Aurora)	1	$84 million	11	$8,718 million	4	$826 million
Patrick C. Sheedy (Aurora)	1	$84 million	11	$8,718 million	4	$826 million
Anne Marie Morley (Aurora)	1	$84 million	11	$8,718 million	4	$826 million

*      Pooled vehicles that are part of the same master-feeder structure are reflected as one account.

The following table reflects information regarding accounts for which a Portfolio Manager has day-to-day management responsibilities and with respect to which the Portfolio Manager’s compensation is based on account performance. The Portfolio Managers not listed below reported that they do not provide day-to-day management of accounts with performance-based compensation arrangements.  Asset amounts have been rounded and are approximate as of February 28, 2014.

Fund and Portfolio Manager (Firm)	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts

Roxanne M. Martino (Aurora)	0	$0	10	$8,718 million	2	$158 million
Scott C. Schweighauser (Aurora)	0	$0	10	$8,718 million	2	$158 million
Justin D. Sheperd (Aurora)	0	$0	10	$8,718 million	2	$158 million
Gregory D. Schneiderman (Aurora)	0	$0	10	$8,718 million	2	$158 million
Patrick C. Sheedy (Aurora)	0	$0	10	$8,718 million	2	$158 million
Anne Marie Morley (Aurora)	0	$0	10	$8,718 million	2	$158 million

Material Conflicts of Interest
The Portfolio Managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with the management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts may have the same or similar investment objective as the Fund.  Therefore, a potential conflict of interest may arise as a result of the identical or overlapping investment objectives, whereby the Portfolio Managers could favor one account over another.  Another potential conflict could include the Portfolio Managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Managers could use this information to the advantage of other accounts and to the disadvantage of the Fund.  However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts they manages are fairly and equitably allocated.

Portfolio Manager Compensation
Compensation for the Portfolio Managers is generally a combination of a fixed salary and a discretionary bonus.  Because a bonus paid to the Portfolio Managers for any period is a function of the Adviser’s net revenue after a revenue share with the Adviser’s parent and payment of expenses, bonuses to the Portfolio Managers are tied to the revenues generated by the Fund and any other funds or accounts managed by the Adviser during the applicable period, as well as a variety of other factors including, but not limited to, the Portfolio Managers’ execution of managerial responsibilities.  Compensation is generally determined by senior management.  The Portfolio Managers may also participate in other forms of compensation provided, including, but not limited to, a deferred compensation plan and a 401(k) plan that enables them to direct a percentage of their pre-tax salary into a tax-qualified retirement plan.

Ownership of Securities in the Fund by the Portfolio Managers
As of February 28, 2014, the Portfolio Managers beneficially owned shares of the Fund as shown below:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Roxanne M. Martino	Over $1,000,000
Scott C. Schweighauser	Over $1,000,000
Justin D. Sheperd	Over $1,000,000
Gregory D. Schneiderman	$10,001 – $50,000
Patrick C. Sheedy	None
Anne Marie Morley	$10,001 – $50,000

Please retain this Supplement with your Prospectus and SAI for future reference.